                                                                EXHIBIT 10.100


                               LG&E CAPITAL CORP.

                    $150,000,000 MEDIUM-TERM NOTES, SERIES A

                                 TERMS AGREEMENT

                                                                    May 4, 1999

J.P. Morgan Securities Inc. ("JPMSI")
60 Wall Street
New York, New York 10260

Chase Securities Inc. ("CSI")
270 Park Avenue
New York, New York 10017

Merrill Lynch & Co. ("Merrill")
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center North Tower
250 Vesey Street
New York, New York 10281


Ladies and Gentlemen:

         LG&E Capital Corp., a Kentucky corporation (the "Company"), proposes to issue and sell to JPMSI, CSI and Merrill (each, an "Agent" and collectively, the "Agents"), subject in all respects to the terms and conditions of the Private Placement Agency Agreement dated February 3, 1998 (the "Agreement"), $150,000,000 aggregate principal amount of its Medium-Term Notes, Series A, described in the Pricing Supplement (as defined below). This agreement (this "Terms Agreement") is supplemental to the Agreement. The notes to be issued pursuant to this Terms Agreement are referred to herein as the "Notes". All terms used herein have the meanings given to them in the Agreement except as otherwise indicated.

         The following terms and conditions of the Notes are more extensively described in the Company's Pricing Supplement, dated May 4, 1999, relating to the Notes (the "Pricing Supplement"):


     Title:                                                 6.205% Notes Due 2004

     Trade Date:                                            May 4, 1999

     Original Issue Date:                                   May 7, 1999

     Principal Amount:                                      $150,000,000

     Price to Public:                                       100% of Principal Amount, plus accrued interest,
                                                            if any from and including May 7, 1999

     Purchase Price:                                        100% of Principal Amount, plus accrued interest,
                                                            if any from and including May 7, 1999

     Commission:                                            $750,000


     Interest Rate:                                         6.205%

     Form:                                                  Book-Entry only

     Interest Payment Dates:                                May 1 and November 1 of each year, commencing
                                                            November 1, 1999

     Regular Record Date:                                   The fifteenth calendar day (whether or not a
                                                            Business Day) immediately preceding the relevant
                                                            Interest Payment Date

     Final Maturity Date:                                   May 1, 2004

     Purchase Date and Time:                                10:00 a.m., New York time, on May 7, 1999

     Place for Delivery of Notes and Payment therefor:      New York, New York

     Method of Payment:                                     Wire transfer of immediately available funds

     Address for Notices:                                   As set forth in Section 6 hereof


         1. On the terms and subject to the conditions of the Agreement and this Terms Agreement, the Company hereby agrees to issue the Notes and to pay to the Agents the aggregate Commission set forth above, and the Agents agree to purchase from the Company, severally and each in the amount set forth opposite its name in Schedule I to this Agreement, at a purchase price of 100% of the principal amount of the Notes, plus accrued interest, if any, from and including May 7, 1999 (the "Purchase Price"), the entire principal amount of Notes.

         2. As a condition precedent to the Agents' obligations to consummate the transaction referred to above, the Agents shall have received the following:
(1) a letter from each of John R. McCall, Esq., the General Counsel of the Company, and Gardner, Carton & Douglas, counsel for the Company, to the effect set forth in Section 6(c) of the Agreement and such other legal matters as the Agents shall reasonably request; (2) a letter from counsel for the Agents, to the effect set forth in Section 6(c) of the Agreement, and such other legal matters as the Agents shall reasonably request; (3) a letter from Arthur Anderson LLP, to the effect set forth in Section 6(d) of the Agreement; and (4) a certificate of the Company and LG&E Energy Corp. dated as of May 7, 1999 to the effect set forth in Section 6(b) of the Agreement.

         3. This Terms Agreement is subject to termination by any Agent, as to itself, as set forth in Section 7 of the Agreement. In the event of such termination, no party shall have any liability to any other party hereto, except as provided in Section 7 of the Agreement and except for any direct liability arising before or in relation to such termination.

         4. If at any time when an Offering Memorandum is to be delivered in connection with sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for such Agent or for the Company, to amend or supplement any Offering Memorandum or Pricing Supplement in order that such Offering Memorandum or Pricing Supplement will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company shall prepare such amendment or supplement as may be necessary to correct such statement or omission, or prepare any such new offering memorandum, offering memorandum supplement and pricing supplement as may be necessary for such purpose, and furnish to such Agent such number of copies of such amendment, supplement or other document as they may reasonably request.

         5. In further consideration of this Terms Agreement, the Company agrees that between the date hereof and the above Original Issue Date, neither the Company nor any of its majority-owned subsidiaries will offer or sell, or enter into any agreement to sell, any of their respective debt securities having terms substantially similar to the terms of the Notes without the Agents' prior written consent.

         6. On July 31, 1998, Standard & Poor's downgraded its ratings of the Company's senior


                                   2

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unsecured debt to "A" from "A+" and LG&E Energy Corp.'s senior unsecured debt to "A" from "A+". Solely with respect to the Notes, the Agents hereby waive the condition to their obligations set forth in Section 5(m) (the No
Downgrade condition) of the Agreement with respect to the July 31, 1998 downgrade. Such waiver shall not apply to (i) any downgrading, surveillance or review of the Company's or LG&E Energy Corp.'s debt securities or preferred stock as set forth in Section 5(m) of the Agreement occurring from and after the date hereof and prior to the Purchase Date, (ii) any other condition to the Agents' obligations set forth in the Agreement or (iii) any other notes issued or to be issued by the Company.

         6. All notices to the Agents pursuant to Section 15 of the Agreement shall be sent to the address for such Agent set forth in Section 15 of the Agreement.

         7. This agreement is a Terms Agreement referred to in the Agreement and shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective successors.


                                  3


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         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                           Very truly yours,

                                           LG&E CAPITAL CORP.


                                           By: /signed/
                                               -----------------------------
                                                 Name:
                                                 Title:



                                           LG&E ENERGY CORP.


                                           By: /signed/
                                               ------------------------------
                                                 Name:
                                                 Title:


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Accepted as of the date hereof:

J.P. MORGAN SECURITIES INC.

By: /signed/
   --------------------------------------
     Name:
     Title:



CHASE SECURITIES INC.

By: /signed/
   --------------------------------------
     Name:
     Title:



MERRILL LYNCH, PIERCE FENNER & SMITH
INCORPORATED

By: /signed/
   --------------------------------------
     Name:
     Title:


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                                   SCHEDULE I

                                                             Principal Amount of ___%
                                                                 Notes Due 2004
                                                                 --------------
      J.P. Morgan Securities Inc.                                   $__,___,___
      Chase Securities Inc.                                         $__,___,___
      Merrill Lynch, Pierce, Fenner & Smith Incorporated            $__,___,___
